UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Rd Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2018, Virtusa Corporation (the “Company”) entered into a separation and release agreement with Raj Rajgopal, President, Digital Business Strategy, pursuant to which Mr. Rajgopal resigned from the Company with an effective resignation date of March 1, 2019, to pursue other opportunities. Subject to the terms of the separation and release agreement, Mr. Rajgopal will continue to be employed by the Company until March 1, 2019 to facilitate an orderly transition.

The separation and release agreement supersedes Mr. Rajgopal’s existing employment agreement and provides for, among other things: (i) if Mr. Rajgopal remains with the Company through March 1, 2019 and is not terminated by cause by the Company prior to March 1, 2019, the Company will provide Mr. Rajgopal with a lump sum payment equal to four months of annual base salary (at the rate in effect on his resignation date), which is equal to $133,333 in the aggregate, (ii) Mr. Rajgopal waived his right to any variable cash compensation for the fiscal year ending March 31, 2019 and (iii) continuation of health benefits, with the cost of the regular premium paid in the same proportion by the Company and Mr. Rajgopal until six months after the resignation date.  Under the separation and release agreement, Mr. Rajgopal also granted Virtusa a general release of claims against the Company.

The foregoing summary of Mr. Rajgopal’s separation agreement does not purport to be complete and is qualified in its’ entirety by reference to the full text of Mr. Rajgopal’s separation and release agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On December 3, 2018, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

(d)         Exhibits

10.1	Separation and Release Agreement dated as of November 29, 2018 by and between Virtusa Corporation and Raj Rajgopal.
99.1	Press Release issued by Virtusa Corporation on December 3, 2018.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation and Release Agreement dated as of November 29, 2018 by and between Virtusa Corporation and Raj Rajgopal.
99.1	Press Release issued by Virtusa Corporation on December 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: December 3, 2018	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)